Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
                     DISTRICT OF DELAWARE

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 5/1-5/31/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.
Submit copy of report to any official committee appointed in the case.

Affidavit/
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy Signature of Authorized Individual*	6/9/09 Date

Kevin McCarthy Printed Name of Authorized Individual	CEO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Debtor PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 5/1-5/31/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

								CUMULATIVE FILING
	BANK ACCOUNTS					CURRENT MONTH		TO DATE
	OPER.		PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	3125609.82					3125609.82		3637884.57

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)	10000.00	[1]				10000.00		225515.06
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS	10000.00					10000.00		225515.06

DISBURSEMENTS
NET PAYROLL/PAYROLL TAXES	33450.30					33450.30		209845.68
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE								280164.00
ADMINISTRATIVE	37600.31					37600.31		308180.74
SELLING
OTHER (ATTACH LIST)
OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES	248780.97					248780.97		248780.97
U.S. TRUSTEE QUARTERLY FEES	4874.01					4874.01		5524.01
COURT COSTS
TOTAL DISBURSEMENTS	324705.59					324705.59		1052495.40

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	(314705.59)					(314705.59)		(826980.34)

CASH — END OF MONTH	2810904.23					2810904.23		2810904.23

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$324705.59
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$324705.59

[1]	Refund of FTI Consulting Retainer $10,000.00

Account # ******9146
Account Name PFF BANCORP, INC.
Reconciliation As of Date 5/31/09

Balance per Bank	$3,111,635.29

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount
1027	183,899.00
1028	96,265.00
1056	5,799.64
1057	700.00
1058	100.00
1061	4,225.00
ADP Payroll	9,695.98

Total	(300,684.62)

Other (List)
ADP Service Charge — on books not on bank	(46.44)

Balance per Books	$2,810,904.23

In re Debtor PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 5/1-5/31/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Paul, Hastings,			PFF Bancorp
Janofsky & Walker LLP	12/5 — 12/31/08	$154480.92		1052	5/7/09	121540.00	2482.52	121540.00	2482.52
	1/1 — 1/31/09	$155142.85		1054	5/15/09	121537.60	3220.85	243077.60	5703.37
FORM MOR-1b
(04/07)

Bank of America LOGO

Account Number ******9146
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 13
BANK OF AMERICA, N.A.	Last Statement: 04/30/2009
DALLAS, TEXAS 75283-2406	This Statement: 05/29/2009

Customer Service 1-800-342-7722

PFF BANCORP, INC
DEBTOR IN POSSESSION 08-13127 — KJC
OPERATING ACCOUNT	Page 1 of 3
1490 N CLAREMONT BLVD. SUITE 100
CLAREMONT CA 91711	Bankruptcy Case Number: 0813127KJC
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	05/01/2009-05/ 29/2009	Statement Beginning Balance	3,415,555.71
Number of Deposits/Credits	1	Amount of Deposits/Credits	10,000.00
Number of Checks	13	Amount of Checks	300,305.26
Number of Other Debits	6	Amount of Other Debits	13,615.16
		Statement Ending Balance	3,111,635.29
Number of Enclosures	13
		Service Charge	64.96
Deposits and Credits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
05/19		10,000.00	CA BANKING CENTER DEPOSIT	278605260687251
Withdrawals and Debits
Checks

Check		Date	Bank	Check			Date	Bank
Number	Amount	Posted	Reference	Number		Amount	Posted	Reference
1047	153.64	05/20	8792676671	1054		124,758.45	05/21	9092261141
1048	7,560.00	05/06	1282685615	1055		7,560.00	05/19	1282316284
1049	29.14	05/06	1282685614	1059	*	7,560.00	05/26	1282102603
1050	174.75	05/06	1282685616	1060		245.30	05/26	1282102604
1051	649.01	05/12	6292349957	10011	*	9,735.45	05/01	8592188229
1052	124,022.52	05/12	9092218982	10012		10,297.00	05/20	8792630087
1053	7,560.00	05/12	8892726816
Other Debits

Date	Customer				Bank
Posted	Reference	Amount	Description		Reference
05/06		46.44	ADP PAYROLL FEES DES:ADP — FEES ID:13Z8V 5233454		25008259362
			INDN:PFF BANCORP INC	CO ID: 9659605001 CCD
05/13		41.00	CHECK ORDER FEE		09820000301
05/14		6,992.72	ADP TX/FINCL SVC DES:ADP — TAX ID:E2Z8V 051519A01		33006213415
			INDN:PFF BANCORP INC	CO ID:1223006057 CCD
05/20		46.44	ADP PAYROLL FEES DES:ADP — FEES ID:13Z8V 5673909		39002158308
			INDN:PFF BANCORP INC	CO ID: 9659605001 CCD
05/28		6,464.60	ADP TX/FINCL SVC DES ADP — TAX ID E2Z8V 052921A01		47008237008
			INDN:PFF BANCORP INC	CO ID: 1223006057 CCD
05/29		23.96	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
04/30	3,415,555.71	3,415,555.71	05/06	3,398,009.93	3,398,009.93
05/01	3,405,820.26	3,405,820.26	05/12	3,265,778.40	3,265,778.40

*	The preceding check(s) is still outstanding or has been included in a previous statement.

CUSTOMER CONNECTION	Account Number ******9146
BANK OF AMERICA, N.A.	01 01 152 01 M0000 E# 13
DALLAS, TEXAS 75283-2406	Last Statement: 04/30/2009
This Statement: 05/29/2009

Customer Service 1-800-342-7722
PFF BANCORP, INC

Page 2 of 3

Bankruptcy Case Number: 0813127KJC
CUSTOMER CONNECTION ECONOMY CHECKING
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
05/13	3,265,737.40	3,265,737.40	05/22	3,125,929.15	3,125,329.15
05/14	3,258,744.68	3,258,744.68	05/26	3,118,123.85	3,118,123.85
05/19	3,261,184.68	3,251,184.68	05/28	3,111,659.25	3,111,659.25
05/20	3,250,687.60	3,240,687.60	05/29	3,111,635.29	3,111,635.29
05/21	3,125,929.15	3,115,929.15

PFF Bancorp, Inc.
Transaction Detail by Account
May 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
05/03/2009	General Journal	83			-SPLIT-	-153.64	-153.64
05/04/2009	General Journal	84			-SPLIT-	-7,560.00	-7,713.64
05/04/2009	General Journal	86			-SPLIT-	-174.75	-7,888.39
05/04/2009	General Journal	85			-SPLIT-	-29.14	-7,917.53
05/05/2009	General Journal	87			-SPLIT-	-649.01	-8,566.54
05/06/2009	General Journal	88			-SPLIT-	-124,022.52	-132,589.06
05/11/2009	General Journal	89			-SPLIT-	-7,560.00	-140,149.06
05/11/2009	General Journal	90			-SPLIT-	-17,336.16	-157,485.22
05/13/2009	General Journal	106			-SPLIT-	-41.00	-157,526.22
05/13/2009	General Journal	106R			-SPLIT-	41.00	-157,485.22
05/15/2009	General Journal	93			-SPLIT-	-124,758.45	-282,243.67
05/18/2009	General Journal	94			-SPLIT-	-7,560.00	-289,803.67
05/19/2009	General Journal	95			-SPLIT-	-5,799.64	-295,603.31
05/19/2009	General Journal	96			-SPLIT-	10,000.00	-285,603.31
05/25/2009	General Journal	97			-SPLIT-	-700.00	-286,303.31
05/25/2009	General Journal	98			-SPLIT-	-100.00	-286,403.31
05/26/2009	General Journal	99			-SPLIT-	-7,560.00	-293,963.31
05/26/2009	General Journal	100			-SPLIT-	-245.30	-294,208.61
05/26/2009	General Journal	101			-SPLIT-	-4,225.00	-298,433.61
05/26/2009	General Journal	102			-SPLIT-	-16,207.02	-314,640.63
05/29/2009	General Journal	105			-SPLIT-	-64.96	-314,705.59

Total for B of A Checking						$-314,705.59
Refunds-Allowances
05/19/2009	General Journal	96			-SPLIT-	10,000.00	10,000.00

Total for Refunds-Allowances						$10,000.00
Bank Charges
05/13/2009	General Journal	106			-SPLIT-	41.00	41.00
05/13/2009	General Journal	106R			-SPLIT-	-41.00	0.00
05/29/2009	General Journal	105			-SPLIT-	64.96	64.96

Total for Bank Charges						$64.96
Contractor-Talbott
05/04/2009	General Journal	84			-SPLIT-	7,560.00	7,560.00
05/11/2009	General Journal	89			-SPLIT-	7,560.00	15,120.00
05/18/2009	General Journal	94			-SPLIT-	7,560.00	22,680.00
05/26/2009	General Journal	99			-SPLIT-	7,560.00	30,240.00

Total for Contractor-Talbott						$30,240.00
Kurtzman Carson
05/19/2009	General Journal	95			-SPLIT-	5,799.64	5,799.64

Total for Kurtzman Carson						$5,799.64
Office Expenses
05/04/2009	General Journal	86			-SPLIT-	174.75	174.75
05/11/2009	General Journal	90			-SPLIT-	46.44	221.19
05/26/2009	General Journal	100			-SPLIT-	245.30	466.49
05/26/2009	General Journal	102			-SPLIT-	46.44	512.93

Total for Office Expesnes						$512.93
Payroll
05/11/2009	General Journal	90			-SPLIT-	17,289.72	17,289.72

Journal Entry	Entry #: 83

Date: 05/03/2009

Account	Debit	Credit

Postage	153.64
B of A Checking		153.64

Totals	153.64	153.64
Memo: UPS and Fed-Ex

Journal Entry	Entry #: 84

Date: 05/04/2009

Account	Debit	Credit

Contractor — Talbott	7560.00
B of A Checking		7560.00

Totals	7560.00	7560.00
Memo: 5/4 — 5/8

Journal Entry	Entry #: 86

Date: 05/04/2009

Account	Debit	Credit

Office Expenses	174.75
B of A Checking		174.75

Totals	174.75	174.75
Memo: Quickbooks Monthly Fees

Journal Entry	Entry #: 85

Date: 05/04/2009

Account	Debit	Credit

Postage	29.14
B of A Checking		29.14

Totals	29.14	29.14
Memo: Fed-Ex and copy charges

Journal Entry	Entry #: 87

Date: 05/05/2009

Account	Debit	Credit

US Trustee	649.01
B of A Checking		649.01

Totals	649.01	649.01
Memo: Q1 Fee

Journal Entry	Entry #: 88

Date: 05/06/2009

Account	Debit	Credit

PHJW Fees	121540.00
PHJW Expenses	2482.52
B of A Checking		124022.52

Totals	124022.52	124022.52
Memo: 12/5 — 12/31/08

Journal Entry	Entry #: 89

Date: 05/11/2009

Account	Debit	Credit

Contractor — Talbott	7560.00
B of A Checking		7560.00

Totals	7560.00	7560.00
Memo: 5/11 — 5/15

Journal Entry	Entry #: 90

Date: 05/11/2009

Account	Debit	Credit

Payroll	17289.72
Office Expenses	46.44
B of A Checking		17336.16

Totals	17336.16	17336.16
Memo: 5/15 Payroll

Journal Entry	Entry #: 93

Date: 05/15/2009

Account	Debit	Credit

PHJW Fees	121537.60
PHJW Expenses	3220.85
B of A Checking		124758.45

Totals	124758.45	124758.45
Memo: PHJW 1/1/09 — 1/31/09 @ 80% for Fees, 100% for Expenses

Journal Entry	Entry #: 94

Date: 05/18/2009

Account	Debit	Credit

Contractor — Talbott	7560.00
B of A Checking		7560.00

Totals	7560.00	7560.00
Memo: 5/18 — 5/22

Journal Entry	Entry #: 95

Date: 05/19/2009

Account	Debit	Credit

Kurtzman Carson	5799.64
B of A Checking		5799.64

Totals	5799.64	5799.64
Memo: March Invoice

Journal Entry	Entry #: 96

Date: 05/19/2009

Account	Debit	Credit

B of A Checking	10000.00
Refunds — Allowances		10000.00

Totals	10000.00	10000.00
Memo: FTI retainer refund

Journal Entry	Entry #: 97

Date: 05/25/2009

Account	Debit	Credit

Taxes & Licenses	700.00
B of A Checking		700.00

Totals	700.00	700.00
Memo: PCAOB Accounting Support Fee

Journal Entry	Entry #: 98

Date: 05/25/2009

Account	Debit	Credit

Taxes & Licenses	100.00
B of A Checking		100.00

Totals	100.00	100.00
Memo: PCAOB FASB Fee

Journal Entry	Entry #: 99

Date: 05/26/2009

Account	Debit	Credit

Contractor — Talbott	7560.00
B of A Checking		7560.00

Totals	7560.00	7560.00
Memo: 5/25 — 29

Journal Entry	Entry #: 100

Date: 05/26/2009

Account	Debit	Credit

Office Expenses	245.30
B of A Checking		245.30

Totals	245.30	245.30
Memo: Fax, copy and overnight mail

Journal Entry	Entry #: 101

Date: 05/26/2009

Account	Debit	Credit

US Trustee	4225.00
B of A Checking		4225.00

Totals	4225.00	4225.00
Memo: Adjustment to Q1

Journal Entry	Entry #: 102

Date: 05/26/2009

Account	Debit	Credit

Payroll	6464.60
Payroll	9695.98
Office Expenses	46.44
B of A Checking		16207.02

Totals	16207.02	16207.02
Memo: 5/29 payroll

Journal Entry	Entry #: 105

Date: 05/29/2009

Account	Debit	Credit

Bank Charges	64.96
B of A Checking		64.96

Totals	64.96	64.96
Memo: B of A — May

In re Debtor PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 5/1-5/31/09
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative Filing
	Month	to Date
	$ ATTACHED	$ ATTACHED
REVENUES
Gross Revenues
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Reorganization Items
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

PFF Bancorp, Inc.
Profit & Loss
May 2009

Total
Income
Refunds-Allowances	10,000.00

Total Income	$10,000.00
Expenses
Bank Charges	64.96
Contractor — Talbott	30,240.00
Kurtzman Carson	5,799.64
Office Expenses	512.93
Payroll	33,450.30
PHJW Expenses	5,703.37
PHJW Fees	243,077.60
Postage	182.78
Taxes & Licenses	800.00
US Trustee	4,874.01

Total Expenses	$324,705.59

Net Operating Income	$-314,705.59

Net Income	$-314,705.59

PFF Bancorp, Inc.
Profit & Loss
December 5, 2008 — May 31, 2009

	Total
Income
Refunds-Allowances		10,000.00
Workers Comp Experience Refund		10,563.00

Total Income		$20,563.00
Expenses
Accrued Expenses		0.00
Bank Charges		294.04
Contractor — Talbott		189,000.00
Interest Expense		0.99
Kurtzman Carson		78,485.71
Legal & Professional Fees		198,465.25
Office Expenses		15,308.55
Payroll		209,706.36
PHJW Expenses		5,703.37
PHJW Fees		243,077.60
Postage		182.78
Progressive Reimb		-202,416.95
Supplies		209.85
Taxes & Licenses		1,323.23
Travel		8,067.67
US Trustee		5,524.01

Total Expenses		$752,932.46

Net Operating Income	$	- 732,369.46
Other Income
Other Income		2,553.12

Total Other Income		$2,553.12
Other Expenses
Miscellaneous		2,000.00

Total Other Expenses		$2,000.00

Net Other Income		$553.12

Net Income		$-731,816.34

In re Debtor PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 5/1-5/31/09
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
	ATTACHED	ATTACHED
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases — Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS EQUITY	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

PFF Bancorp, Inc.
Balance Sheet
As of May 31, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	2,810,904.23
Checking	0.00
Citigroup Margin	700,000.00
M&I Bank Account	1,000,000.00
Paine Webber Business Svcs.	0.00
Trust Inv A/C	0.00

Total Bank Accounts	$4,510,904.23

Total Current Assets	$4,510,904.23
Other Assets
Accrued Interest	5,666.00
Accum Comp Gain/Loss 1	136,845.00
Accum Comp Gain/Loss 2	-3,531,160.00
Capital SERP PFF	-377,518.00
Capital Stock Investment	132,500,000.00
Common Stock Dist. Def. Comp	1,389,015.00
Common Stock Dist. SERP	641,438.00
Deferred Costs — JR SUB	91,654.00
Interest Receivable	82,351.00
Investment in PFF Real Estate Svcs.	55,000.00
Investment in Trust I	928,000.00
Investment in Trust II	774,000.00
Investment in Trust III	928,000.00
Investment with Subsidiaries	1,307,442.00
Net Income/Loss	259,760,693.00
Net Income/Loss — DBS	16,886,374.00
Net Income/Loss — GIA	730,807.00
Net Income/Loss — PFF RESI	-29,275.00
Net Income/Loss DBS correction	-33,772,748.00
PFF B&T Cash Dividend	-249,743,000.00
PFF FAS 115	1,228,035.00
Prepaid Expenses	129,704.78
Prepaid OTS Assessment	6,357.00
Progressive — Tail	183,899.00
Stock Options Granted	24,911,967.00
Travellers Tail	96,265.00
US Treasury Bonds — HTM	1,000,000.00
US Treasury Bonds — UNAM	953.00
US Treasury Bonds Mkt Value	13,329.00
Valuation Allowance	-1,500,413.00

Total Other Assets	$154,833,680.78

TOTAL ASSETS	$159,344,585.01

Total
LIABILITIES AND EQUITY
Liabilities
Current Liabilities
Other Current Liabilities
Accrued Expenses Payable	0.00

Total Other Current Liabilities	$0.00

Total Current Liabilities	$0.00
Long Term Liabilities
Accrued Tax Fees	6,311.00
Deferred FIT	-128,004.00
Deferred SIT	-1,378,007.00
FAS 115 FIT	4,132.00
FAS 115 SIT	1,466.00
Intercompany Payable	15.00
Interest Payable — JR SUB Debt	2,743,922.00
Interest Payable — M&I	-106,985.00
Interest Payable — Other Notes	-304,034.00
Interest Payable — Secured Borrowings	80,821.00
Interest Payable — Swap Fixed	452,506.00
Interest Payable — Swap Variable	-364,583.00
JR SUB Debt I	30,928,000.00
JR SUB Debt II	25,774,000.00
JR SUB Debt III	30,928,000.00
JR SUB Debt MTM	779,740.00
Notes Payable — DBS	-19,280,093.00
Notes Payable M&I	44,000,000.00
Other Accrued Liabilities	2,806,000.00
Secured Borrowings	486,849.00

Total Long Term Liabilities	$117,430,056.00

Total Liabilities	$117,430,056.00
Equity
APIC Equity Incentive Plan	5,565,899.00
APIC ESOP	28,709,074.00
APIC Preferred Stock	6,990,000.00
APIC Retained Earnings	-53,645,740.00
APIC SERP	-377,518.00
APIC Stock Options Granted	24,901,591.00
APIC Treasury	-113,220,689.00
APIC Valuation Def Tax	10,376.00
Common Stock	224,811.00
Common Stock Aquired	-86,371.00
Common Stock Dist Def Comp	1,389,015.00
Common Stock Dist SERP	641,438.00
Dividends	81,713,632.00
ISO Stock Options FAS 123R	326,562.00
NQ Stock Options FAS 123R	700,675.00
Opening Balance Equity	-163,427,263.00
Other Comprehensive Earnings	-2,152,951.00
Paid-In Capital or Surplus	224,451,453.00
Preferred Stock	10,000.00
Retained Earnings	-75,213.90
Net Income	-734,251.09

Total Equity	$41,914,529.01

TOTAL LIABILITIES AND EQUITY	$159,344,585.01

In re Debtor PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 5/1-5/31/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Amount
	Beginning Tax	Withheld or			Check No.	Ending Tax
Federal	Liability	Accrued	Amount Paid	Date Paid	__T	Liability
Withholding	NONE					NONE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate
Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re: PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: May 1 — May 31, 2009
Explanation
Listing of Aged Accounts Payable
The Debtor had no aged accounts payable during the reporting period.

In re Debtor PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 5/1-5/31/09
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
                     DISTRICT OF DELAWARE

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 5/1-5/31/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.
Submit copy of report to any official committee appointed in the case.

Affidavit/
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	6/9/09

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Debtor Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 5/1-5/31/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

								CUMULATIVE
	BANK ACCOUNTS					CURRENT MONTH		FILING TO DATE
	OPER.		PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	1191683.47					1191683.47		1186035.00

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)	220948.85	[1]				220948.85		227179.23
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS	220948.85					220948.85		227179.23

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	20.87					20.87		178.44
SELLING
OTHER (ATTACH LIST)								99.34

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES	325.24					325.24		650.24
COURT COSTS
TOTAL DISBURSEMENTS	346.11					346.11		928.02

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	220602.74					220602.74		226251.21

CASH — END OF MONTH	1412286.21					1412286.21		1412286.21

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$346.11
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$346.11

[1]	Lafferty Income Tax Refund

Account # ******9188
Account Name DIVERSIFIED BUILDER SERVICES, INC.
Reconciliation As of Date 5/31/09

Balance per Bank	$1,412,286.45

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount
1003	.24

Total	(.24)

Other (List)

Balance per Books	$1,412,286.21

In re Debtor Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 5/1-5/31/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE
FORM MOR-1b
(04/07)

Bank of America LOGO	Account Number ******9188
01 01 152 01 M0000 E # 1
CUSTOMER CONNECTION	Last Statement: 04/30/2009
BANK OF AMERICA, N.A.	This Statement: 05/29/2009
DALLAS, TEXAS 75283-2406
Customer Service 1-800-342-7722
DIVERSIFIED BUILDER SERVICES, INC.
DEBTOR IN POSSESSION 08-13129
OPERATING ACCOUNT
1490 N CLAREMONT BLVD.	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813129
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	05/01/2009 – 05/29/2009	Statement Beginning Balance	1,191,683.47
Number of Deposits/Credits	1	Amount of Deposits/Credits	220,948.85
Number of Checks	1	Amount of Checks	325.00
Number of Other Debits	2	Amount of Other Debits	20.87
		Statement Ending Balance	1,412,286.45
Number of Enclosures	1
		Service Charge	20.87
Deposits and Credits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
05/06		220,948.85	WIRE TYPE:WIRE IN DATE:090506 TIME:1518 ET	00370208445
			TRN:2009050600208445 SEQ:090506020885/002133 ORIG:US BANK SPECIAL ASSETS GR ID:NA SND BK: U.S. BANK, N.A. ID:091000022 PMT DET:090506020885
Withdrawals and Debits
Checks

Check		Date	Bank	Check		Date	Bank
Number	Amount	Posted	Reference	Number	Amount	Posted	Reference
1002	325.00	05/11	7592564504
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
05/06	1	10.00	INCOMING DOMESTIC WIRE	0998020001__
05/29		10.87	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
04/30	1,191,683.47	1,191,683.47	05/11	1,412,297.32	1,412,297.32
05/06	1,412,622.32	1,412,622.32	05/29	1,412,286.45	1,412,286.45

Diversified Builder Services, Inc.
Transaction Detail by Account
May 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
05/05/2009	General Journal	9			-SPLIT-	-325.00	-325.00
05/06/2009	General Journal	14			-SPLIT-	220,948.85	220,623.85
05/26/2009	General Journal	11			-SPLIT-	-0.24	220,623.61
05/29/2009	General Journal	15			-SPLIT-	-20.87	220,602.74

Total for B of A Checking						$220,602.74
Accounts Receivable
05/06/2009	General Journal	14			-SPLIT-	-220,948.85	-220,948.85

Total for Accounts Receivable						$-220,948.85
Lafferty Tax Refunds
05/06/2009	General Journal	14			-SPLIT-	220,948.85	220,948.85
05/29/2009	General Journal				-SPLIT-	6,230.38	227,179.23

Total for Lafferty Tax Refunds						$227,179.23
Bank Charges
05/29/2009	General Journal	15			-SPLIT-	20.87	20.87

Total for Bank Charges						$20.87
US Trustee
05/05/2009	General Journal	9			-SPLIT-	325.00	325.00
05/26/2009	General Journal	11			-SPLIT-	0.24	325.24

Total for US Trustee						$325.24
Other Income
05/06/2009	General Journal	14			-SPLIT-	-220,948.85	-220,948.85
05/29/2009	General Journal				-SPLIT-	-6,230.38	-227,179.23

Total for Other Income						$-227,179.23

Journal Entry	Entry #: 9
Date: 05/05/2009

Account	Debit	Credit

US Trustee	325.00
B of A Checking		325.00

Totals	325.00	325.00
Memo: Qtr 1 Fee

Journal Entry	Entry #: 14
Date: 05/06/2009

Account	Debit	Credit

B of A Checking	220948.85
Accounts Receivable		220948.85
Other Income	220948.85
Lafferty Tax Refunds		220948.85

Totals	441897.70	441897.70
Memo: Receipt of refund and reclass to separate income account

Journal Entry	Entry #: 11
Date: 05/26/2009

Account	Debit	Credit

US Trustee	.24
B of A Checking		.24

Totals	.24	.24

Memo: Q1 adjustment

Journal Entry	Entry #: 15
Date: 05/29/2009

Account	Debit	Credit

Bank Charges	20.87
B of A Checking		20.87

Totals	20.87	20.87

Memo: B of A May

In re Debtor Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 5/1-5/31/09
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative Filing
	Month	to Date
	$ ATTACHED	$ ATTACHED
REVENUES
Gross Revenues
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Reorganization Items
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Diversified Builder Services, Inc.
Profit & Loss
May 2009

Total
Income
Lafferty Tax Refunds	227,179.23

Total Income	$227,179.23
Expenses
Bank Charges	20.87
US Trustee	325.24

Total Expenses	$346.11

Net Operating Income	$226,833.12

Other Income
Other Income	-227,179.23

Total Other Income	$-227,179.23

Net Other Income	$-227,179.23

Net Income	$-346.11

Diversified Builder Services, Inc.
Profit & Loss
December 5, 2008 — May 31, 2009

Total
Income
Lafferty Tax Refunds	227,179.23

Total Income	$227,179.23
Expenses
Bank Charges	178.44
US Trustee	650.24

Total Expenses	$828.68

Net Operating Income	$226,350.55
Other Income
Other Income	-99.34

Total Other Income	$-99.34

Net Other Income	$-99.34

Net Income	$226,251.21

In re Debtor Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 5/1-5/31/09
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
	ATTACHED	ATTACHED
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases — Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS EQUITY	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Diversified Builder Services, Inc.
Balance Sheet
As of May 31, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	1,412,286.21
PFF Checking	0.00
PFF Checking — 10102	0.00

Total Bank Accounts	$1,412,286.21

Total Current Assets	$1,412,286.21
Other Assets
100% Loan Loss — Comm Loans — MI	-300,000.00
Accounts Receivable	288,500.00
Commercial LOC — MI	7,800,000.00
Commercial LOC Contra Asset — CLS	-1,050.00
Def Income — Comm Non Accr	-217,552.00
Partial Charge-Offs Comm. Unsecured	-5,729,081.00
Property & Equipment	7,489.00
Val Allow — FIT Deferred Taxes	1,951,021.00
Val Allow — SIT Deferred Taxes	-6,886,601.00

Total Other Assets	$-3,087,274.00

TOTAL ASSETS	$-1,674,987.79

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Accrued Interest — Notes Payable	304,034.00
DBS Insurance Payable	160.00
Deferred Fed Income Taxes	1,951,021.00
Deferred Income	288,500.00
Deferred State Inc Taxes	-6,886,601.00
Intercompany Payable	6.00
Notes Payable	19,280,093.00

Total Long Term Liabilities	$14,937,213.00

Total Liabilities	$14,937,213.00
Equity
APIC	28,000,000.00
APIC — Retained Earnings	-44,838,453.00
Opening Balance Equity	1.00
Retained Earnings
Net Income	226,251.21

Total Equity	$-16,612,200.79

TOTAL LIABILITIES AND EQUITY	$-1,674,987.79

In re Debtor Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 5/1-5/31/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Amount
	Beginning Tax	Withheld or			Check No.	Ending Tax
Federal	Liability	Accrued	Amount Paid	Date Paid	__T	Liability
Withholding	NONE					NONE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate
Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts
Explain how and when the Debtor intends to pay any past-due postpetition debts.
*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re: Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: May 1 — May 31, 2009
Explanation
Listing of Aged Accounts Payable
The Debtor had no aged accounts payable during the reporting period.

In re Debtor Diversified Builder Services, Inc.	08-13129
5/1-5/31/09
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$7,800,000.00
+ Amounts billed during the period	—
- Amounts collected during the period	—
Total Accounts Receivable at the end of the reporting period	$7,800,000.00

Accounts Receivable Aging
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old	$7,800,000.00
Total Accounts Receivable	$7,800,000.00
Amount considered uncollectible (Bad Debt)	$5,729,081.00
Accounts Receivable (Net)	$2,070,919.00
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
                     DISTRICT OF DELAWARE

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 5/1-5/31/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.
Submit copy of report to any official committee appointed in the case.

Affidavit/
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	6/15/09

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Debtor Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 5/1-5/31/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	64332.34				64332.34		44046.24

RECEIPTS
CASH SALES/COMMISSIONS	860.82				860.82		21299.55
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)							307.22
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS	860.82				860.82		21606.77

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	0.50				0.50		135.35
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES	325.24				325.24		650.24
COURT COSTS
TOTAL DISBURSEMENTS	325.74				325.74		785.59

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	535.08				535.08		20821.18

CASH — END OF MONTH	64867.42				64867.42		64867.42

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$325.74
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$325.74

Account # ******8202
Account Name GLENCREST INSURANCE SERVICES, INC.
Reconciliation As of Date 5/31/09

Balance per Bank	$64,867.66

Deposit in Transit	Amount
Date

Total

Outstanding Checks
Check #	Amount
1003	.24

Total	(.24)

Other (List)

Balance per Books	$64,867.42

In re Debtor Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 5/1-5/31/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE
FORM MOR-1b
(04/07)

Bank of America LOGO	Account Number ******8202
01 01 152 01 M0000 E# 1
CUSTOMER CONNECTION	Last Statement: 04/30/2009
BANK OF AMERICA, N.A.	This Statement: 05/29/2009
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
GLENCREST INSURANCE SERVICES, INC.
DEBTOR IN POSSESSION 08-13131
1490 N CLAREMONT BLVD, SUITE 100	Page 1 of 2
CLAREMONT CA 91711	Bankruptcy Case Number: 0813131
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	05/01/2009 – 05/29/2009	Statement Beginning Balance	64,332.34
Number of Deposits/Credits	3	Amount of Deposits/Credits	860.82
Number of Checks	1	Amount of Checks	325.00
Number of Other Debits	1	Amount of Other Debits	.50
		Statement Ending Balance	64,867.66
Number of Enclosures	1
		Service Charge	.50
Deposits and Credits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
05/06		88.91	CA BANKING CENTER DEPOSIT	27860576063680
05/11		646.91	CA BANKING CENTER DEPOSIT	27860646091075
05/19		125.00	CA BANKING CENTER DEPOSIT	27860526068724
Withdrawals and Debits
Checks

Check		Date	Bank	Check		Date	Bank
Number	Amount	Posted	Reference	Number	Amount	Posted	Reference
1002	325.00	05/11	7592564547
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
05/29		.50	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
04/30	64,332.34	64,332.34	05/15	64,743.16	64,743.16
05/06	64,421.25	64,332.34	05/19	64,868.16	64,743.16
05/11	64,743.16	64,090.92	05/22	64,868.16	64,860.66
05/12	64,743.16	64,096.25	05/26	64,868.16	64,868.16
05/14	64,743.16	64,704.36	05/29	64,867.66	64,867.66

Glencrest Insurance Services, Inc.
Transaction Detail by Account
May 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
05/05/2009	General Journal	33			-SPLIT-	88.91	88.91
05/05/2009	General Journal	34			-SPLIT-	-325.00	-236.09
05/11/2009	General Journal	37			-SPLIT-	646.91	410.82
05/19/2009	General Journal	38			-SPLIT-	125.00	535.82
05/26/2009	General Journal	39			-SPLIT-	-0.24	535.58
05/29/2009	General Journal	42			-SPLIT-	-0.50	535.08

Total for B of A Checking						$535.08
Fees Billed
05/05/2009	General Journal	33			-SPLIT-	88.91	88.91
05/11/2009	General Journal	37			-SPLIT-	646.91	735.82
05/19/2009	General Journal	38			-SPLIT-	125.00	860.82

Total for Fees Billed						$860.82
Bank Charges
05/29/2009	General Journal	42			-SPLIT-	0.50	0.50

Total for Bank Charges						$0.50
US Trustee
05/05/2009	General Journal	34			-SPLIT-	325.00	325.00
05/26/2009	General Journal	39			-SPLIT-	0.24	325.24

Total for US Trustee						$325.24

Journal Entry	Entry #: 33

Date: 05/05/2009

Account	Debit	Credit

B of A Checking	88.91
Fees Billed		88.91

Totals	88.91	88.91

Memo: L.T. Preferred Care

Journal Entry	Entry #: 34

Date: 05/05/2009

Account	Debit	Credit

US Trustee	325.00
B of A Checking		325.00

Totals	325.00	325.00

Memo: Q1 Fee

Journal Entry	Entry #: 37

Date: 05/11/2009

Account	Debit	Credit

B of A Checking	646.91
Fees Billed		646.91

Totals	646.91	646.91

Memo: Affinion $523.60, Transamerica $100.21, CA Fair Plan $23.10

Journal Entry	Entry #: 38

Date: 05/19/2009

Account	Debit	Credit

B of A Checking	125.00
Fees Billed		125.00

Totals	125.00	125.00

Memo: Lincoln Financial

Journal Entry	Entry #: 39

Date: 05/26/2009

Account	Debit	Credit

US Trustee	0.24
B of A Checking		0.24

Totals	0.24	0.24

Memo: Q1 adjustment

Journal Entry	Entry #: 42

Date: 05/29/2009

Account	Debit	Credit

Bank Charges	0.50
B of A Checking		0.50

Totals	0.50	0.50

Memo: B of A – May

In re Debtor Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 5/1-5/31/09
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative Filing
	Month	to Date
	$ ATTACHED	$ ATTACHED
REVENUES
Gross Revenues
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Reorganization Items
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Glencrest Insurance Services, Inc.
Profit & Loss
May 2009

Total
Income
Fees Billed	860.82

Total Income	$860.82
Expenses
Bank Charges	0.50
US Trustee	325.24

Total Expenses	$325.74

Net Operating Income	$535.08

Net Income	$535.08

Glencrest Insurance Services, Inc.
Profit & Loss
December 5, 2008 — May 31, 2009

Total
Income
Fees Billed	21,299.55

Total Income	$21,299.55
Expenses
Bank Charges	135.35
US Trustee	650.24

Total Expenses	$785.59

Net Operating Income	$20,513.96
Other Income
Other Income	307.22

Total Other Income	$307.22

Net Other Income	$307.22

Net Income	$20,821.18

In re Debtor Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 5/1-5/31/09
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
	ATTACHED	ATTACHED
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases — Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS EQUITY	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Glencrest Insurance Services, Inc.
Balance Sheet
As of May 31, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	64,867.42
Operating Acct	0.00
PFF Checking	0.00

Total Bank Accounts	$64,867.42

Total Current Assets	$64,867.42
Other Assets
Prepaid Expenses and Other Assets	36,194.00
Property & Equipment	16,201.00

Total Other Assets	$52,395.00

TOTAL ASSETS	$117,262.42

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Deferred Tax	36,194.00
Fees Payable	-322.00

Total Long Term Liabilities	$35,872.00

Total Liabilities	$35,872.00
Equity
APIC — R/E Dividends Paid	-5,440,000.00
APIC — Retained Earnings	5,480,569.00
Common Stock	20,000.00
Opening Balance Equity	0.24
Retained Earnings
Net Income	20,821.18

Total Equity	$81,390.42

TOTAL LIABILITIES AND EQUITY	$117,262.42

In re Debtor Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 5/1-5/31/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

Amount
	Beginning Tax	Withheld or			Check No.	Ending Tax
Federal	Liability	Accrued	Amount Paid	Date Paid	__T	Liability
Withholding	NONE					NONE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate
Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re: Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: May 1 — May 31, 2009
Explanation
Listing of Aged Accounts Payable
The Debtor had no aged accounts payable during the reporting period.

In re Debtor Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 5/1-5/31/09
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
__________ DISTRICT OF DELAWARE

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 5/1-5/31/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.
Submit copy of report to any official committee appointed in the case.

Affidavit/
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy Signature of Authorized Individual*	6/15/09 Date

Kevin McCarthy Printed Name of Authorized Individual	CEO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Debtor Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 5/1-5/31/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

								CUMULATIVE FILING
	BANK ACCOUNTS					CURRENT MONTH		TO DATE
	OPER.		PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	113541.47					113541.47		31278.00

RECEIPTS
COMMISSIONS	5.34					5.34		401.35
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS	4420.00					4420.00		11527.00
OTHER (ATTACH LIST)	5712.77	[1]				5712.77		31858.70
TRANSFERS (FROM DIP ACCTS)								196027.42

TOTAL RECEIPTS	10138.11					10138.11		239814.47

DISBURSEMENTS
NET PAYROLL								27609.67
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES	30051.56					30051.56		115964.68
INSURANCE
ADMINISTRATIVE	5161.34					5161.34		34281.44
SELLING
OTHER (ATTACH LIST)
PREPAID RENT
OWNER DRAW*
TRANSFERS (TO DIP ACCTS)								4445.00

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES	975.24					975.24		1300.24
COURT COSTS
TOTAL DISBURSEMENTS	36188.14					36188.14		183601.03

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	(26050.03)					(26050.03)		56213.44

CASH — END OF MONTH	87491.44					87491.44		87491.44

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$36188.14
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$36188.14

[1] April Fees from CA Financial Partners	$1773.38
Sub-Rent Palm Desert	$3939.39

$5712.77

Account # ******9162
Account Name GLENCREST INVESTMENT ADVISORS, INC.
Reconciliation As of Date 5/31/09

Balance per Bank	$103,224.40

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount
1076	650.24
1077	15025.78

Total	(15,676.02)

Other (List)
ADP Charge not yet debited by bank	(56.94)

Balance per Books	$87,491.44

In re Debtor Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 5/1-5/31/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

FORM MOR-1b (04/07)

Bank of America LOGO	Account Number ******9162
01 01 152 01 M0000 E# 10
CUSTOMER CONNECTION	Last Statement: 04/30/2009
BANK OF AMERICA, N.A.	This Statement: 05/29/2009
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722

GLENCREST INVESTMENT ADVISORS, INC.
DEBTOR IN POSSESSION 08-13128
OPERATING ACCOUNT	Page 1 of 2
1490 N CLAREMONT BLVD, SUITE 100
CLAREMONT CA 91711	Bankruptcy Case Number: 0813128
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	05/01/2009 – 05/29/2009	Statement Beginning Balance	118,703.47
Number of Deposits/Credits	4	Amount of Deposits/Credits	10,138.11
Number of Checks	10	Amount of Checks	25,616.39
Number of Other Debits	1	Amount of Other Debits	.79
		Statement Ending Balance	103,224.40
Number of Enclosures	10
		Service Charge	.79
Deposits and Credits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
05/11		3,395.00	CA BANKING CENTER DEPOSIT	27860796046872_
05/11		5,712.77	CA BANKING CENTER DEPOSIT	27860646091075_
05/19		5.34	CA BANKING CENTER DEPOSIT	27860526068725_
05/26		1,025.00	CA BANKING CENTER DEPOSIT	27860646011580_
Withdrawals and Debits
Checks

Check		Date	Bank	Check		Date	Bank
Number	Amount	Posted	Reference	Number	Amount	Posted	Reference
1066	5,162.00	05/07	7912408974	1071	107.45	05/19	5992126888
1067	15,025.78	05/08	7192202458	1072	806.36	05/13	6492416125
1068	717.71	05/08	7192396577	1073	45.00	05/15	6892814314
1069	325.00	05/11	7592564548	1074	625.00	05/21	8992122207
1070	532.38	05/11	7492097190	1075	2,269.71	05/26	7992199120

Other Debits

	Customer			Bank
Date Posted	Reference	Amount	Description	Reference
05/29		.79	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
04/30	118,703.47	118,500.85	05/15	105,197.01	105,197.01
05/01	118,703.47	118,703.47	05/19	105,094.90	105,089.56
05/07	113,541.47	113,541.47	05/21	104,469.90	104,464.56
05/08	97,797.98	97,797.98	05/22	104,469.90	104,469.58
05/11	106,048.37	96,940.66	05/26	103,225.19	102,200.19
05/12	106,048.37	100,131.96	05/27	103,225.19	103,165.69
05/13	105,242.01	103,232.28	05/28	103,225.19	103,225.19
05/14	105,242.01	105,135.61	05/29	103,224.40	103,224.40

Glencrest Investment Advisors, Inc.
Transaction Detail by Account
May 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
05/05/2009	General Journal	114			-SPLIT-	-15,025.78	-15,025.78
05/05/2009	General Journal	115			-SPLIT-	-717.71	-15,743.49
05/05/2009	General Journal	116			-SPLIT-	-56.94	-15,800.43
05/05/2009	General Journal	117			-SPLIT-	-325.00	-16,125.43
05/06/2009	General Journal	118			-SPLIT-	-532.38	-16,657.81
05/11/2009	General Journal	119			-SPLIT-	-45.00	-16,702.81
05/11/2009	General Journal	123			-SPLIT-	5,712.77	-10,990.04
05/11/2009	General Journal	120			-SPLIT-	-806.36	-11,796.40
05/11/2009	General Journal	121			-SPLIT-	-107.45	-11,903.85
05/11/2009	General Journal	122			-SPLIT-	3,395.00	-8,508.85
05/19/2009	General Journal	127			-SPLIT-	5.34	-8,503.51
05/19/2009	General Journal	128			-SPLIT-	-2,269.71	-10,773.22
05/19/2009	General Journal	129			-SPLIT-	-625.00	-11,398.22
05/26/2009	General Journal	130			-SPLIT-	-650.24	-12,048.46
05/26/2009	General Journal	132			-SPLIT-	-15,025.78	-27,074.24
05/26/2009	General Journal	131			-SPLIT-	1,025.00	-26,049.24
05/31/2009	General Journal	146			-SPLIT-	-0.79	-26,050.03

Total for B of A Checking						$-26,050.03
Prepaid Rent — Claremont
05/26/2009	General Journal	132			-SPLIT-	15,025.78	15,025.78
05/26/2009	General Journal	134			-SPLIT-	-15,025.78	0.00

Total for Prepaid Rent — Claremont						$0.00
Prepaid Rent & CAM — Claremont
05/26/2009	General Journal	134			-SPLIT-	15,025.78	15,025.78

Total for Prepaid Rent & CAM — Claremont						$15,025.78
Prepaid Rent — Palm Desert
05/01/2009	General Journal	113			-SPLIT-	-5,162.00	-5,162.00
05/13/2009	General Journal	125			-SPLIT-	-5,162.00	-10,324.00
05/13/2009	General Journal	125R			-SPLIT-	5,162.00	-5,162.00

Total for Prepaid Rent — Palm Desert						$-5,162.00
Prin Rec FHLMC SEC Fixed
05/15/2009	General Journal	126			-SPLIT-	-58,997.08	-58,997.08

Total for Prin Rec FHLMC SEC Fixed						$-58,997.08
CA Financial Ptnr Income
05/11/2009	General Journal	123			-SPLIT-	1,773.38	1,773.38

Total for CA Financial Ptnr Income						$1,773.38
Fees Billed
05/19/2009	General Journal	127			-SPLIT-	5.34	5.34

Total for Fees Billed						$5.34
Misc Asset Sales — Claremont
05/11/2009	General Journal	122			-SPLIT-	3,395.00	3,395.00
05/26/2009	General Journal	131			-SPLIT-	650.00	4,045.00
05/26/2009	General Journal	131			-SPLIT-	375.00	4,420.00

Total for Misc Asset Sales — Claremont						$4,420.00
Rental Income Palm Desert
05/11/2009	General Journal	123			-SPLIT-	3,939.39	3,939.39

Total for Rental Income Palm Desert						$3,939.39

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
Bank Charges
05/31/2009	General Journal	146			-SPLIT-	0.79	0.79

Total for Bank Charges						$0.79
Computek I.T.
05/19/2009	General Journal	129			-SPLIT-	625.00	625.00

Total for Computek I.T.						$625.00
I 365 Data Storage
05/19/2009	General Journal	128			-SPLIT-	2,269.71	2,269.71

Total for I 365 Data Storage						$2,269.71
Office Expenses
05/05/2009	General Journal	116			-SPLIT-	56.94	56.94
05/11/2009	General Journal	119			-SPLIT-	45.00	101.94

Total for Office Expenses						$101.94
Rent — Claremont
05/05/2009	General Journal	114			-SPLIT-	15,025.78	15,025.78

Total for Rent — Claremont						$15,025.78
Rent — Palm Desert
05/01/2009	General Journal	113			-SPLIT-	5,162.00	5,162.00
05/13/2009	General Journal	125			-SPLIT-	5,162.00	10,324.00
05/13/2009	General Journal	125R			-SPLIT-	-5,162.00	5,162.00

Total for Rent — Palm Desert						$5,162.00
US Trustee
05/05/2009	General Journal	117			-SPLIT-	325.00	325.00
05/26/2009	General Journal	130			-SPLIT-	650.24	975.24

Total for US Trustee						$975.24
Utilities — Gas Co
05/11/2009	General Journal	121			-SPLIT-	107.45	107.45

Total for Utilities — Gas Co						$107.45
Utilities — Phone and Data
05/05/2009	General Journal	115			-SPLIT-	717.71	717.71
05/06/2009	General Journal	118			-SPLIT-	532.38	1,250.09

Total for Utilities — Phone and Data						$1,250.09
Utilities — SCE
05/11/2009	General Journal	120			-SPLIT-	806.36	806.36

Total for Utilities — SCE						$806.36
Other Income
05/15/2009	General Journal	126			-SPLIT-	-58,997.08	-58,997.08

Total for Other Income						$-58,997.08

Journal Entry	Entry #: 114

Date: 05/05/2009

Account	Debit	Credit

Rent — Claremont	15025.78
B of A Checking		15025.78

Totals	15025.78	15025.78

Memo: May Rent

Journal Entry	Entry #: 115

Date: 05/05/2009

Account	Debit	Credit

Utilities — Phone and Data	717.71
B of A Checking		717.71

Totals	717.71	717.71

Memo: Verizon Phone

Journal Entry	Entry #: 116

Date: 05/05/2009

Account	Debit	Credit

Office Expenses	56.94
B of A Checking		56.94

Totals	56.94	56.94

Memo: ADP Charges

Journal Entry	Entry #: 117

Date: 05/05/2009

Account	Debit	Credit

US Trustee	325.00
B of A Checking		325.00

Totals	325.00	325.00

Memo: Q1 Fee

Journal Entry	Entry #: 118

Date: 05/06/2009

Account	Debit	Credit

Utilities — Phone and Data	532.38
B of A Checking		532.38

Totals	532.38	532.38

Memo: Verizon DS1

Journal Entry	Entry #: 119

Date: 05/11/2009

Account	Debit	Credit

Office Expenses	45.00
B of A Checking		45.00

Totals	45.00	45.00

Memo: Cintas

Journal Entry	Entry #: 123

Date: 05/11/2009

Account	Debit	Credit

B of A Checking	5712.77
CA Financial Ptnr Income		1773.38
Rental Income Palm Desert		3939.39

Totals	5712.77	5712.77

Memo: CA Financial — April. Palm Desert Rent — April

Journal Entry	Entry #: 120

Date: 05/11/2009

Account	Debit	Credit

Utilities — SCE	806.36
B of A Checking		806.36

Totals	806.36	806.36
Memo: SCE 4/4 — 5/4

Journal Entry	Entry #: 121

Date: 05/11/2009

Account	Debit	Credit

Utilities — Gas Co	107.45
B of A Checking		107.45

Totals	107.45	107.45

Memo: 4/3 — 5/4

Journal Entry	Entry #: 122

Date: 05/11/2009

Account	Debit	Credit

B of A Checking	3395.00
Misc Asset Sales — Claremont		3395.00

Totals	3395.00	3395.00

Memo: Milam, Knecht & Warner and Garcia Sales

Journal Entry	Entry #: 127

Date: 05/19/2009

Account	Debit	Credit

B of A Checking	5.34
Fees Billed		5.34

Totals	5.34	5.34

Memo: First Mercantile

Journal Entry	Entry #: 128

Date: 05/19/2009

Account	Debit	Credit

I 365 Data Storage	2269.71
B of A Checking		2269.71

Totals	2269.71	2269.71

Memo: 4/30/09

Journal Entry	Entry #: 129

Date: 05/19/2009

Account	Debit	Credit

Computek I.T.	625.00
B of A Checking		625.00

Totals	625.00	625.00

Memo: Disk scrubbing

Journal Entry	Entry #: 130

Date: 05/26/2009

Account	Debit	Credit

US Trustee	650.24
B of A Checking		650.24

Totals	650.24	650.24

Memo: Q1 adjustment

Journal Entry	Entry #: 132

Date: 05/26/2009

Account	Debit	Credit

Prepaid Rent — Claremont	15025.78
B of A Checking		15025.78

Totals	15025.78	15025.78

Memo: June rent

Journal Entry	Entry #: 131

Date: 05/26/2009

Account	Debit	Credit

B of A Checking	1025.00
Misc Asset Sales — Claremont		650.00
Misc Asset Sales — Claremont		375.00

Totals	1025.00	1025.00

Memo: Big Screens — $375, Standlea items $650

Journal Entry	Entry #: 146

Date: 05/31/2009

Account	Debit	Credit

Bank Charges	0.79
B of A Checking		0.79

Totals	0.79	0.79
Memo: B of A — May

In re Debtor Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 5/1-5/31/09
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative Filing
	Month	to Date
	$ATTACHED	$ATTACHED
REVENUES
Gross Revenues
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Reorganization Items
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Glencrest Investment Advisors, Inc.
Profit & Loss
May 2009

Total
Income
CA Financial Ptnr Income	1,773.38
Fees Billed	5.34
Misc Asset Sales — Claremont	4,420.00
Rental Income Palm Desert	3,939.39

Total Income	$10,138.11
Expenses
Bank Charges	0.79
Computek I.T.	625.00
I 365 Data Storage	2,269.71
Office Expenses	101.94
Rent — Claremont	15,025.78
Rent — Palm Desert	5,162.00
US Trustee	975.24
Utilities — Gas Co	107.45
Utilities — Phone and Data	1,250.09
Utilities — SCE	806.36

Total Expenses	$26,324.36

Net Operating Income	$-16,186.25
Other Income
Other Income	-58,997.08

Total Other Income	$-58,997.08

Net Other Income	$-58,997.08

Net Income	$-75,183.33

Glencrest Investment Advisors, Inc.
Profit & Loss
December 5, 2008 — May 31, 2009

Total
Income
Ameritrade Close Out	22,111.54
CA Financial Ptnr Income	2,178.11
Fees Billed	15.14
Misc Asset Sales — Claremont	11,527.00
Rental Income Palm Desert	19,696.71
Sublease — PFF	6,279.10
Trailer Income	3,263.56

Total Income	$65,071.16
Expenses
Bank Charges	184.49
Computek I.T.	1,275.00
I 365 Data Storage	9,943.93
Janitorial — Claremont	1,720.00
Janitorial — Palm Desert	560.00
Legal & Professional Fees	-7,097.45
Office Expenses	3,074.42
Other General and Admin Expenses	4,198.72
Payroll Expenses	27,603.90
Rent — Claremont	75,128.90
Rent — Palm Desert	25,810.00
Supplies	-233.34
US Trustee	1,300.24
Utilities	2,500.98
Utilities — Gas Co	1,226.97
Utilities — Phone and Data	10,851.93
Utilities — SCE	3,929.72
Utilities — Siemens	1,549.25
Utilities — Water	15.14

Total Expenses	$163,542.80

Net Operating Income	$-98,471.64
Other Income
Other Income	6,525.59

Total Other Income	$6,525.59
Other Expenses
Miscellaneous	54.11

Total Other Expenses	$54.11

Net Other Income	$6,471.48

Net Income	$-92,000.16

In re Debtor Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 5/1-5/31/09
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
	ATTACHED	ATTACHED
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases — Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS EQUITY	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Glencrest Investment Advisors, Inc.
Balance Sheet
As of May 31, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	87,491.44
PFF Checking	0.00
Prepaid Rent — Claremont	0.00

Total Bank Accounts	$87,491.44

Total Current Assets	$87,491.44
Other Assets
Advances to Trust	80,000.00
Lease Deposit	3,578.00
Net Income/Loss GIS	58,822.00
Prepaid — Other	17,984.00
Prepaid A/P	23,437.00
Prepaid Rent & CAM — Claremont	15,025.78
Prepaid Rent — Palm Desert	0.00
Prin Rec FHLMC SEC Fixed	2,916.92
Property & Equipment	492,486.00
Utility Deposit	4,445.00
Valuation Allowance	-43,570.00

Total Other Assets	$655,124.70

TOTAL ASSETS	$742,616.14

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
125 Deductions	5,150.00
401K	469.00
Accrued Payroll	8,000.00
Accrued Vacation	34,313.00
Deferred Federal Inc Tax	93,597.00
Deferred State Franchise Tax	-137,167.00
Employer FICA Tax Payable	27.00
Fed Inc Tax W/H	178.00
Federal Employee FICA	27.00
Intercompany Payable	14,433.00
MISC Unapplied Funds	-224.00
Other Accrued Liability	40,000.00
State Tax W/H	34.00
Sublease Deposit	3,479.00

Total Long Term Liabilities	$62,316.00

Total Liabilities	$62,316.00
Equity
APIC	6,870,597.00
APIC — Retained Earnings	-6,206,986.00
Common Stock	3.00
Opening Balance Equity	-1.00
Retained Earnings	108,687.30
Net Income	-92,000.16

Total Equity	$680,300.14

TOTAL LIABILITIES AND EQUITY	$742,616.14

In re Debtor Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 5/1-5/31/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

Amount
	Beginning Tax	Withheld or			Check No.	Ending Tax
Federal	Liability	Accrued	Amount Paid	Date Paid	__T	Liability
Withholding	NONE					NONE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate
Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:______
Other:______
Total Postpetition Debts
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re: Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: May 1 — May 31, 2009
Explanation
Listing of Aged Accounts Payable
The Debtor had no aged accounts payable during the reporting period.

In re Debtor Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 5/1-5/31/09
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	Unable to Determine
+ Amounts billed during the period	NONE
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X1
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.
Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

[1]	Sales of Furniture and Equipment — $4,420.00

UNITED STATES BANKRUPTCY COURT
                     DISTRICT OF DELAWARE

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 5/1-5/31/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.
Submit copy of report to any official committee appointed in the case.

Affidavit/
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	6/15/09

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Debtor PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 5/1-5/31/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	25318.27				25318.27		25725.04

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS	—				—		—

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	0.19				0.19		81.96
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES	325.24				325.24		650.24
COURT COSTS
TOTAL DISBURSEMENTS	325.43				325.43		732.20

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	(325.43)				(325.43)		(732.20)

CASH — END OF MONTH	24992.84				24992.84		24992.84

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$325.43
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$325.43

Account # ******8192
Account Name PFF REAL ESTATE SERVICES, INC.
Reconciliation As of Date 5/31/09

Balance per Bank	$24,993.08

Deposits in Transit
Date

Total

Outstanding Checks	Amount
Check#
1003	.24

Total	(.24)

Other (List)

Balance per Books	$24,992.84

In re Debtor PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 5/1-5/31/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE
FORM MOR-1b
(04/07)

Bank of America LOGO
Account Number ******8192
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 1
BANK OF AMERICA, N.A.	Last Statement: 04/30/2009
DALLAS, TEXAS 75283-2406	This Statement: 05/29/2009

PFF REAL ESTATE SERVICES, INC.	Customer Service 1-800-342-7722
DEBTOR IN POSSESSION 08-13130
1490 N CLAREMONT BLVD, SUITE 100	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813130
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	05/01/2009 — 05/29/2009	Statement Beginning Balance	25,318.27
Number of Deposits/Credits	0	Amount of Deposits/Credits	.00
Number of Checks	1	Amount of Checks	325.00
Number of Other Debits	1	Amount of Other Debits	.19
		Statement Ending Balance	24,993.08
Number of Enclosures	1
		Service Charge	.19
Withdrawals and Debits
Checks

Check		Date	Bank	Check		Date	Bank
Number	Amount	Posted	Reference	Number	Amount	Posted	Reference
1002	325.00	05/11	7592564545
Other Debits

Date	Customer
Posted	Reference	Amount	Description	Bank Reference
05/29		.19	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
04/30	25,318.27	25,318.27	05/29	24,993.08	24,993.08
05/11	24,993.27	24,993.27

PFF Real Estate Services, Inc.
Transaction Detail by Account
May 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
05/05/2009	General Journal	11			-SPLIT-	-325.00	-325.00
05/26/2009	General Journal	13			-SPLIT-	-0.24	-325.24
05/29/2009	General Journal	14			-SPLIT-	-0.19	-325.43

Total for B of A Checking						$-325.43
Bank Charges
05/29/2009	General Journal	14			-SPLIT-	0.19	0.19

Total for Bank Charges						$0.19
US Trustee
05/05/2009	General Journal	11			-SPLIT-	325.00	325.00
05/26/2009	General Journal	13			-SPLIT-	0.24	325.24

Total for US Trustee						$325.24

Journal Entry		Entry #: 13

Date: 05/26/2009

Account	Debit	Credit

US Trustee	0.24
B of A Checking		0.24

Totals	0.24	0.24

Memo: Q1 adjustment

Journal Entry		Entry #: 11

Date: 05/05/2009

Account	Debit	Credit

US Trustee	325.00
B of A Checking		325.00

Totals	325.00	325.00

Memo: Q1 Fee

Journal Entry		Entry #: 14

Date: 05/29/2009

Account	Debit	Credit

Bank Charges	0.19
B of A Checking		0.19

Totals	0.19	0.19

Memo: B of A — May

In re Debtor PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 5/1-5/31/09
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative Filing
	Month	to Date
	$ ATTACHED à	$ ATTACHED à
REVENUES
Gross Revenues
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Reorganization Items
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

PFF Real Estate Services, Inc.
Profit & Loss
May 2009

Total
Income
Total Income
Expenses
Bank Charges	0.19
US Trustee	325.24

Total Expenses	$325.43

Net Operating Income	$-325.43

Net Income	$-325.43

PFF Real Estate Services, Inc.
Profit & Loss
December 5, 2008 — May 31, 2009

Total
Income
Total Income
Expenses
Bank Charges	81.96
US Trustee	650.24

Total Expenses	$732.20

Net Operating Income	$-732.20
Other Income
Other Income	0.04

Total Other Income	$0.04

Net Other Income	$0.04

Net Income	$-732.16

In re Debtor PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 5/1-5/31/09
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
	ATTACHED	ATTACHED
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$

PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$

OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$

TOTAL ASSETS	$	$

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases — Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES	$	$

OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$	$

TOTAL LIABILITIES AND OWNERS EQUITY	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

PFF Real Estate Services, Inc.
Balance Sheet
As of May 31, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	24,992.84
PFF Checking	0.00

Total Bank Accounts	$24,992.84

Total Current Assets	$24,992.84

TOTAL ASSETS	$24,992.84

LIABILITIES AND EQUITY
Liabilities
Total Liabilities
Equity
APIC — Retained Earnings	-29,275.00
Common Stock	55,000.00
Opening Balance Equity	0.00
Retained Earnings
Net Income	-732.16

Total Equity	$24,992.84

TOTAL LIABILITIES AND EQUITY	$24,992.84

In re Debtor PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 5/1-5/31/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Amount
	Beginning Tax	Withheld or			Check No.	Ending Tax
Federal	Liability	Accrued	Amount Paid	Date Paid	__T	Liability
Withholding	NONE					NONE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate
Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re: PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: May 1 — May 31, 2009
Explanation
Listing of Aged Accounts Payable
The Debtor had no aged accounts payable during the reporting period.

In re Debtor PFF Real Estate Services, Inc.	08-13130
5/1-5/31/09
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X